SALAMON GROUP, INC.

DIRECTORS' RESOLUTIONS

The undersigned, being the all of the directors of Salamon Group, Inc. (the "Corporation"), acting without a meeting, UNANIMOUSLY ADOPT the following resolutions and UNANIMOUSLY CONSENT to the taking of the action herein set forth:

Shares for Debt

WHEREAS:

A. The Corporation is indebted to Space Globe Technologies Ltd. (the "Creditor") in the amount of US$89,583 (the "Debt");

B. The Corporation wishes to settle the Debt by issuing to the Creditor 1,791,660 shares of common stock of the Corporation (the "Shares") at a deemed price of US$0.05 per share;

C. John Salamon has disclosed that he is the sole director, officer and shareholder of the Creditor;

IT IS RESOLVED THAT:

1. The Corporation's settlement of the Debt owing to the Creditor by the issuance of the Shares at a deemed price of US$0.05 per Share is approved, and any one director or officer of the Corporation is authorized to sign the debt settlement agreement with the Creditor in the form presented to the directors, and to sign all other documents and do all other things on the Corporation's behalf that he in his discretion considers necessary or desirable to complete the debt settlement.

2. The Corporation allot and issue the Shares to the Creditor as fully paid and non-assessable.

3. Any one director or officer of the Corporation is authorized to sign all treasury orders and instructions to the Corporation's transfer agent regarding the Shares.

4. These resolutions may be signed in counterpart and such counterparts (including any transmitted by e-mail or facsimile) will constitute one and the same instrument and, despite the date of signature of any counterpart, will be deemed to be passed on the date set forth below.

DATED as of the 29th day of June, 2007.

JOHN SALAMON	**RAYMOND BRUCE LARWAY**

268836

SALAMON GROUP, INC.

DIRECTORS' RESOLUTIONS

The undersigned, being the all of the directors of Salamon Group, Inc. (the "Corporation"), acting without a meeting, UNANIMOUSLY ADOPT the following resolutions and UNANIMOUSLY CONSENT to the taking of the action herein set forth:

Shares for Debt

WHEREAS:

A. The Corporation is indebted to Space Globe Technologies Ltd. (the "Creditor") in the amount of US$89,583 (the "Debt");

B. The Corporation wishes to settle the Debt by issuing to the Creditor 1,791,660 shares of common stock of the Corporation (the "Shares") at a deemed price of US$0.05 per share;

C. John Salamon has disclosed that he is the sole director, officer and shareholder of the Creditor;

IT IS RESOLVED THAT:

1. The Corporation's settlement of the Debt owing to the Creditor by the issuance of the Shares at a deemed price of US$0.05 per Share is approved, and any one director or officer of the Corporation is authorized to sign the debt settlement agreement with the Creditor in the form presented to the directors, and to sign all other documents and do all other things on the Corporation's behalf that he in his discretion considers necessary or desirable to complete the debt settlement.

2. The Corporation allot and issue the Shares to the Creditor as fully paid and non-assessable.

3. Any one director or officer of the Corporation is authorized to sign all treasury orders and instructions to the Corporation's transfer agent regarding the Shares.

4. These resolutions may be signed in counterpart and such counterparts (including any transmitted by e-mail or facsimile) will constitute one and the same instrument and, despite the date of signature of any counterpart, will be deemed to be passed on the date set forth below.

DATED as of the 29th day of June, 2007.

____
JOHN SALAMON

____
RAYMOND BRUCE LARWAY

268836

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 29th day of June, 2007.

BETWEEN:

SALAMON GROUP, INC., a company incorporated under the laws of Nevada and having an office at 302 – 1028 Alberni Street, Vancouver, British Columbia V6E 1A3

(the "**Company**")

OF THE FIRST PART

AND:

SPACE GLOBE TECHNOLOGIES LTD., a company incorporated under the laws of British Columbia and having an office at 302 – 1028 Alberni Street, Vancouver, British Columbia V6E 1A3

(the "**Creditor**")

OF THE SECOND PART

WHEREAS:

A. The Company is indebted to the Creditor in the total amount of US$89,583 (the "**Debt**") as at March 31, 2007;

B. The Company wishes to settle the Debt by issuing to the Creditor shares of common stock of the Company and the Creditor is prepared to accept the shares in full satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the covenants and agreements set out in this Agreement, the parties agree as follows:

1. ACKNOWLEDGMENT OF DEBT

The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

2. ISSUANCE OF SHARES

2.1 The Company agrees to issue to the Creditor and the Creditor agrees to accept 1,791,660 shares of common stock of the Company (the "**Shares**") at a deemed price of $0.05 per Share as full and final payment of the Debt.

2.2 The Company will deliver as soon as practicable to the direction of the Creditor one or more share certificates representing the Shares.

2.3 The Creditor agrees that the Debt will be fully satisfied and extinguished when the Company delivers the Shares to the Creditor, and subject only to the issuance of the Shares, the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt. This release will be operative from and after the date of completion

of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3. **REPRESENTATIONS OF CREDITOR**

The Creditor represents, warrants and acknowledges to the Company that:

(a) the Debt constitutes the entire outstanding indebtedness of the Company to the Creditor as at March 31, 2007, including principal, interest to the date hereof and costs;

(b) the Creditor has not conveyed, transferred or assigned any portion of the Debt to any third party, and has full right, power and authority to enter into this Agreement and to accept the Shares in full and final satisfaction of the Debt;

(c) no third party has any right to payment of all or any portion of the Debt;

(d) the Creditor has no claims or potential claims against the Company on account of any matter whatsoever, other than the Debt;

(e) if the Creditor is a corporation or legal entity other than an individual, all necessary corporate or other action has been taken by the Creditor to approve this Agreement;

(f) the Company is relying on exemptions from registration and prospectus requirements of applicable securities laws in Canada and the United States to issue the Shares to the Creditor;

(g) the Creditor will be the beneficial owner of the Shares;

(h) the Creditor is not acquiring the Shares as a result of any material information that the Company has not generally disclosed to the public; and

(i) the Shares will be subject to resale restrictions as required by applicable securities law and the Creditor will seek its own independent legal advice regarding such resale restrictions imposed on the Shares.

The Company's obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing. Such representations and warranties will survive the closing of the transactions contemplated hereby and will continue in full force and effect for the benefit of the Company for a period of five years from the date of issuance of the Shares to the Creditor. The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations ad warranties being incorrect or breached.

4. **GENERAL PROVISIONS**

4.1 Time will be of the essence of this Agreement.

4.2 The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.3 The provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous understandings, communications, representations, and agreements, whether written or

verbal, between the parties regarding the subject matter of this Agreement.

4.4 This Agreement will be governed by and construed in accordance with the laws of British Columbia. Each party irrevocably attorns to the jurisdiction of the courts of British Columbia, Judicial District of Vancouver, with respect to any legal proceedings arising from.

4.5 All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.6 This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.7 This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.8 This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

SALAMON GROUP, INC.
Per:

____
Authorized Signatory

SPACE GLOBE TECHNOLOGIES LTD.
Per:

____
Authorized Signatory

verbal, between the parties regarding the subject matter of this Agreement.

4.4 This Agreement will be governed by and construed in accordance with the laws of British Columbia. Each party irrevocably attorns to the jurisdiction of the courts of British Columbia, Judicial District of Vancouver, with respect to any legal proceedings arising from.

4.5 All dollar amounts referred to in this Agreement are expressed in United States currency, unless otherwise indicated.

4.6 This Agreement will enure to the benefit of and be binding on each of the parties and their respective heirs, executors, administrators, successors, and assigns.

4.7 This Agreement may be signed in counterparts, both of which will constitute one agreement.

4.8 This Agreement supersedes and replaces any prior agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

SALAMON GROUP, INC.
Per:

Authorized Signatory

SPACE GLOBE TECHNOLOGIES LTD.
Per:

Authorized Signatory

SALAMON GROUP, INC.
302 – 1028 Alberni Street
Vancouver, British Columbia, Canada
V6E 1A3

TREASURY ORDER

June 29, 2007

TO: Signature Stock Transfer, Inc.
2301 Ohio Drive, Suite #100
Plano, Texas
75093 USA

You are authorized and directed to issue share certificates of **SALAMON GROUP, INC.** (the "Company") to the person named in the attached Schedule "A" (the "Securityholder") for the number of shares of common stock (collectively, the "Shares") set opposite his name. You are also directed to enter the name of the Securityholder in the registers of allotments and shareholders of the Company in respect of the Shares, effective as of the date of issuance of the share certificates.

We certify that the Company has received full payment for the Shares and, as such, the Shares will be validly allotted and issued as fully paid and non-assessable shares of common stock of the Company to the Securityholder as set forth in Schedule "A". The issuance of the Shares was approved by resolutions of the Company's directors passed effective June 28, 2007.

The share certificates representing the Shares are to be legended as follows:

> "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "US SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE ONLY (1) TO THE COMPANY; (2) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE US SECURITIES ACT; (3) IN ACCORDANCE WITH RULE 144 UNDER THE US SECURITIES ACT; OR (4) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE US SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS; PROVIDED, PRIOR TO ANY SUCH SALE, TRANSFER, OR ASSIGNMENT, THE COMPANY WILL HAVE RECEIVED AN OPINION OF COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, AS TO THE AVAILABILITY OF THE EXEMPTIONS RELIED ON."

A signed copy of this Treasury Order transmitted by facsimile to Signature Stock Transfer, Inc. can be treated by Signature Stock Transfer, Inc. as the original Treasury Order.

SALAMON GROUP, INC.
Per:

John Salamon, President & CEO

268312

SCHEDULE "A"

Name and Address of Securityholder	Number of Shares	Deemed Price per Share
Alvin Mirman 4183 Shell Road Sarasota, Florida 34242 USA	1 x 200,000 1 x 150,000	$0.05

consulting agrmt

268312

SALAMON GROUP, INC.
302 – 1028 Alberni Street
Vancouver, British Columbia, Canada
V6E 1A3

TREASURY ORDER

June 29, 2007

TO: Signature Stock Transfer, Inc.
2301 Ohio Drive, Suite #100
Plano, Texas
75093 USA

You are authorized and directed to issue share certificates of **SALAMON GROUP, INC.** (the "Company") to the person named in the attached Schedule "A" (the "Securityholder") for the number of shares of common stock (collectively, the "Shares") set opposite its name. You are also directed to enter the name of the Securityholder in the registers of allotments and shareholders of the Company in respect of the Shares, effective as of the date of issuance of the share certificates.

We certify that the Company has received full payment for the Shares and, as such, the Shares will be validly allotted and issued as fully paid and non-assessable shares of common stock of the Company to the Securityholder as set forth in Schedule "A". The issuance of the Shares was approved by resolutions of the Company's directors passed effective June 29, 2007.

The share certificates representing the Shares are to be legended as follows:

> "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "US SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE ONLY (1) TO THE COMPANY; (2) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE US SECURITIES ACT; (3) IN ACCORDANCE WITH RULE 144 UNDER THE US SECURITIES ACT; OR (4) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE US SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS; PROVIDED, PRIOR TO ANY SUCH SALE, TRANSFER, OR ASSIGNMENT, THE COMPANY WILL HAVE RECEIVED AN OPINION OF COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, AS TO THE AVAILABILITY OF THE EXEMPTIONS RELIED ON."

A signed copy of this Treasury Order transmitted by facsimile to Signature Stock Transfer, Inc. can be treated by Signature Stock Transfer, Inc. as the original Treasury Order.

SALAMON GROUP, INC.
Per:

John Salamon, President & CEO

268844.1

SCHEDULE "A"

Name and Address of Securityholder	Number of Shares	Deemed Price per Share
Space Globe Technologies Ltd. 302 – 1028 Alberni Street Vancouver, British Columbia V6E 1A3	1,791,660	$0.05
Space Globe Technologies Ltd. 302 – 1028 Alberni Street Vancouver, British Columbia V6E 1A3	4,500,000	$0.05

other 3 patents
to Solomon
1.5M shs/patent

01 Aug 2007 3:53PM Mill Creek Developments L (250) 491-8130 p.11